Exhibit 99.1

                                CERTIFICATIONS OF
                      CHIEF EXECUTIVE OFFICER AND TREASURER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002


     In connection with the annual report on Form 10-KSB of Inforetech Wireless Technologies, Inc. (the " Company") for the year ended December 31, 2002 (the " Report"), I, Robert C. Silzer, hereby certifies in my capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

          1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 18, 2003             By: /s/ Robert C. Silzer
                                  -------------------------
                                  Name:   Robert C. Silzer
                                  Title:  Chief Executive Officer


     In connection with the annual report on Form 10-KSB of Inforetech Wireless Technologies, Inc. (the " Company") for the year ended December 31, 2002 (the " Report"), I, Robert J. Sundberg, hereby certifies in my capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

          1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 18, 2003             By: /s/ Robert J. Sundberg
                                  ---------------------------
                                  Name:   Robert J. Sundberg
                                  Title:  Chief Financial Officer